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                                                                    EXHIBIT 99.1

                                 REVOCABLE PROXY

                           SOMONAUK FSB BANCORP, INC.

                         SPECIAL MEETING OF STOCKHOLDERS

      The undersigned hereby appoints [________________] and [_______________]
of Somonauk FSB Bancorp, Inc. ("Somonauk"), with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Somonauk that the undersigned is entitled to vote at Somonauk's Special Meeting of Stockholders (the "Meeting"), to be held on [__________], 2005, at [___________________________________], at [____] [__].m., local time, and any and all adjournments and postponements thereof, as follows:

      1. The adoption of the Agreement and Plan of Merger, dated as of February 22, 2005 (the "Merger Agreement"), among Princeton National Bancorp, Inc., Somonauk FSB Bancorp, Inc. and Somonauk Acquisition, Inc. and the approval of the transactions it contemplates

                   [ ] FOR            [ ] AGAINST        [ ] ABSTAIN

                 The Board of Directors recommends a vote "FOR"
              adoption of the Merger Agreement and the approval of
                       the transactions it contemplates.

      2. The approval to adjourn the Meeting in the event that an insufficient number of shares is present in person or by proxy to adopt the Merger Agreement and approve the transactions it contemplates to permit further solicitation

                   [ ] FOR            [ ] AGAINST        [ ] ABSTAIN

      3. In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

                (continued and to be signed on the reverse side)

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT AND THE APPROVAL OF THE TRANSACTIONS IT CONTEMPLATES. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Somonauk at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Somonauk at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from Somonauk, prior to the execution of this proxy, of Notice of the Special Meeting and a Proxy
Statement-Prospectus.

      Date:______________, 2005               __________________________________
                                              PRINT NAME OF SHAREHOLDER

                                              __________________________________
                                              SIGNATURE OF SHAREHOLDER

                                              __________________________________
                                              PRINT NAME OF SHAREHOLDER

                                              __________________________________
                                              SIGNATURE OF SHAREHOLDER

                                    Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

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